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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934


                         -------------------------------


                         Date of Report: January 2, 2002


                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                             001-14537                  52-2093696
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                        Identification Number)


3445 Peachtree Road, N.E.
Suite 700, Atlanta, Georgia                                  30326
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:      (404) 364-9400
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Item 3.     Other Events.

                           On December 20, 2001, Lodgian, Inc. (the "Company")
announced that it and a number of its subsidiaries voluntarily filed for protection under Chapter 11 of the U.S. Bankruptcy Code in Federal Court in New
York. The Company announced that it received a commitment for up to $25 million for debtor-in-possession financing from a group of lenders led by Morgan Stanley and Lehman Brothers, Inc. This financing will allow the Company to operate in the normal course during the bankruptcy proceedings. The Company issued the press release attached hereto as Exhibit 99-1.

Item 7.     Financial Statements and Exhibits.

(c)      Exhibits

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
         99.1     Lodgian, Inc. Press Release, dated December 20, 2001.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Lodgian, Inc.



                                    By:    /s/ Daniel E. Ellis
                                           --------------------
                                        Name:  Daniel E. Ellis
                                        Title: Secretary


Date: January 2, 2002


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                                  EXHIBIT INDEX


Item No.

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
99.1     Lodgian, Inc. Press Release, dated December 20, 2001.


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